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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 30, 1998



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                         SCICLONE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

   California                     0-19825                        94-3116852
 ---------------           ---------------------                -------------
 (State or other           (Commission File No.)                (IRS Employer
  jurisdiction                                               Identification No.)
of incorporation)


901 Mariners Island Blvd.
San Mateo, California                                              94404
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (650) 358-3456


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ITEM 5.  OTHER EVENTS.

         SciClone Pharmaceuticals, Inc. ("SciClone" or the "Company") entered into a Structured Equity Line Flexible Financing(SM) Agreement dated as of June 30, 1998 (the "Equity Line") with Cheyenne LLC (the "Investor"), an investment group managed by the Palladin Group L.P. The Equity Line allows the Company to access up to $32 million through sales of its Common Stock to the Investor over a two-year period. Under the Equity Line, SciClone, at its sole option and discretion, can obtain up to $4,000,000 per quarter for two years through sales of its Common Stock, subject to the satisfaction of certain conditions, including, without limitation, registration of the Investor's resale of the shares, a minimum trading price per share, volume limitations, and limitations on the number of shares of the Company's Common Stock the Investor may hold at any point in time. Any shares which SciClone elects to sell under the Equity Line will be sold at a 3% discount to the average sale price of SciClone's Common Stock over a specified period of time prior to the date of each sale.

         Pursuant to and upon execution of the Equity Line, the Company issued a five-year warrant to purchase 200,000 shares of its Common Stock at an exercise price of $5.53 per share to the Investor. The Equity Line further provides that SciClone will issue warrants to purchase up to an additional 300,000 shares of Common Stock at no less than $5.53 per share to the Investor based upon the number of shares of Common Stock purchased by the Investor each calendar year during the term of the Equity Line.

         A copy of the press release announcing the execution of the Equity Line is attached as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  EXHIBITS.

    Exhibit No.                                  Description
    -----------                                  -----------

       10.1          Structured Equity Line Flexible Financing(SM) Agreement by and between the registrant and Cheyenne LLC dated as of June 30, 1998

       10.2          Warrant to purchase up to 200,000 shares of Common Stock of registrant issued to Cheyenne LLC dated as of June 30, 1998

       10.3          Registration Rights Agreement by and between the registrant and Cheyenne
                     LLC dated as of June 30, 1998

       99.1          Press Release dated July 8, 1998


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 22, 1998                 SCICLONE PHARMACEUTICALS, INC.



                                     By:  /s/  Donald R. Sellers
                                          --------------------------------------
                                           Donald R. Sellers
                                           President and Chief Executive Officer


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                         SCICLONE PHARMACEUTICALS, INC.
                                  EXHIBIT INDEX
                                   TO FORM 8-K



                                                                                                 Sequentially
                                                                                                   Numbered
   Exhibit No.                                  Description                                          Page
   -----------                                  -----------                                      ------------

      10.1 Structured Equity Line Flexible Financing(SM) Agreement by and between the registrant and Cheyenne LLC dated as of June
                   30, 1998

      10.2 Warrant to purchase up to 200,000 shares of Common Stock of registrant issued to Cheyenne LLC dated as of June 30, 1998

      10.3 Registration Rights Agreement by and between the registrant and Cheyenne LLC dated as of June 30, 1998

      99.1         Press Release dated July 8, 1998



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